May 31, 2005

Mr. James Caparro
11 Elden Drive
Saddle River, NJ 07458

Thomas Costabile
158 Brown Stone Court
Old Tappan, NJ 07675

Dear Jim and Tom:

     On the date hereof, Glenayre Electronics, Inc. (“GEI”), James Caparro (“Caparro”) and Thomas Costabile (“Costabile”) are executing the Limited Liability Company Agreement (the “LLC Agreement”) of Entertainment Distribution Company, LLC (“EDC”) as Members. Capitalized terms used but not defined herein have the meanings ascribed thereto in the LLC Agreement. Under the terms of the LLC Agreement, (1) GEI is making an initial capital contribution as described in the LLC Agreement (the “GEI Initial Capital Contribution”), (2) each of Caparro and Costabile (together with GEI, the “Initial Members”) are making the initial capital contributions as described in the LLC Agreement (together with the GEI Initial Capital Contribution, the “Initial Capital Contributions”), and (3) each of Caparro and Costabile have been granted certain Profits Interests in EDC (the “Profits Interests”).

     The Initial Members are entering into this letter agreement to grant to Caparro and Costabile the anti-dilution rights with respect to the Profits Interests described in the following sentence (the “Anti-Dilution Rights”). If GEI or any of its Affiliates makes any capital contributions above the GEI Initial Capital Contribution (including deemed capital contributions pursuant to Section 2.7 of the LLC Agreement) (“Additional Capital Contributions”), the Initial Members or their Affiliates will grant additional Profits Interests to Caparro and Costabile such that their total Profit Interests will equal what their respective Profits Interest would have been had such Additional Capital Contributions been made by GEI and included within the GEI Initial Capital Contribution.

     Annexes 1 and 2 attached hereto illustrate how the Anti-Dilution Rights would operate assuming that $200 million is available to distribute to all Members. Annex 1 provides an example of the Distributions that would be available to be made to the Initial Members and the Profits Members based on the expected Initial Capital Contributions and a third party having made additional capital contributions that together with the Initial Capital Contributions equal $60 million, the purpose of which is to demonstrate the impact of dilution which impact is intended to be avoided hereby. Annex 2 provides an example of the Distributions that would be

Mr. James Caparro
Mr. Thomas Costabile
May 31, 2005

available to be made to the Initial Members and the Profits Members based on total Initial Capital Contributions of $60 million, the purpose of which is to demonstrate the results to be achieved by application of the Anti-Dilution Rights.

     It is understood and agreed that the Anti-Dilution Rights shall not alter:

(i)	the IRR Hurdle Condition which, in accordance with Section 3.1(b)(v) of the LLC Agreement, shall, including the effect of any Additional Capital Contributions, in all events be required to be satisfied before any Level Three Distributions or Level Four Distributions are required to be made with respect to the Profits Interests; or

(ii)	any distributions received prior to any Additional Capital Contributions by GEI or its Affiliates, Caparro or Costabile.

     It is also understood and agreed that the Anti-Dilution Rights will only apply to Additional Capital Contributions that would cause GEI’s and its Affiliates total Capital Contributions to equal up to $60 million and will not apply to capital contributions made by GEI or its Affiliates in excess of such amount.

Sincerely, GLENAYRE ELECTRONICS, INC.
By:	/s/ Clarke H. Bailey
	Name:	Clarke H. Bailey
	Title:	Chairman of the Board

AGREED:

/s/ James Caparro
James Caparro

/s/ Thomas Costabile
Thomas Costabile

Annex 1

EDC
Profit Distribution Waterfall
Example with a $35 Million Capital Contribution from GEI
and $25 Million from a Third Party

	Capital Contribution	% Ownership

Total Initial GEI and Class B Capital Contribution	$35,000,000.00	58.3%
Total New Capital Contribution	25,000,000.00	41.7%

Total Capital Contribution	$60,000,000.00	100.0%

		Level One	Level Two	Level Three	Level Four
	Gross %	Pro Rata %	Pro Rata %	Pro Rata %	Pro Rata %

Class A & B Members (“Class AB”)	70.0%	100.00%	82.35%	75.68%	70.00%
Tier 1	15.0%	—	17.65%	16.22%	15.00%
Tier 2	7.5%	—	—	8.11%	7.50%
Tier 3	7.5%	—	—	—	7.50%

Total	100.00%	100.00%	100.00%	100.00%	100.00%

Calculation of Distribution Strike Prices

Tier 1:
Total Capital Contribution	$35,000,000.00
divided by Class AB	82.35%

Level Two Pro Rata %	$42,500,000.00
minus Total Capital Contribution	(35,000,000.00)

$7,500,000.00
multipled by Factor	1.00x

equals Tier 1 Distribution Strike	$7,500,000.00

	Tier 2:	Tier 3:

Tier 1 Distribution Strike	$7,500,000.00	$7,500,000.00
Multiplied by 50%	50.0%	50.0%
Multiplied by Factor	1.50x	2.00x

Distribution Strike	$5,625,000.00	$7,500,000.00

Calculation of Threshold Amount

Level One:
Tier 1 Distribution Strike	$7,500,000.00
divided by Tier 1 Level Two Pro Rata %	17.65%

Sub total	$42,500,000.00
minus Tier 1 Distribution Strike	(7,500,000.00)

Level One Threshold Amount	$35,000,000.00

Level Two:
Tier 2 Distribution Strike	$5,625,000.00
divided by Tier 2 Level Three Pro Rata %	8.11%

Sub total	$69,375,000.00
minus Tier 1 Distribution Strike	(7,500,000.00)
minus Tier 2 Distribution Strike	(5,625,000.00)

Level Two Threshold Amount	$56,250,000.00

Level Three
Tier 3 Distribution Strike	$7,500,000.00
divided by Tier 3 Level Four Pro Rata %	7.50%

Sub total	$100,000,000.00
minus Tier 1 Distribution Strike	(7,500,000.00)
minus Tier 2 Distribution Strike	(5,625,000.00)
minus Tier 3 Distribution Strike	(7,500,000.00)

Level Three Threshold Amount	$79,375,000.00

Level Four
All amounts above Level Three

Annex 1

Total Entertainment Distribution Company LLC Distribution	$200,000,000.00
Total Intitial GEI and Class B Ownership	58.3%

Value of Distribution to AB Members and Profits Interest Holders	$116,666,666.67

Distribution Waterfall Allocation:
		Level One Distributions
		From	To

		$—	$35,000,000.00

	AB Members	100.00%	$35,000,000.00
Level 1	Tier 1 Profits Holders	—	—
	Tier 2 Profits Holders	—	—
	Tier 3 Profits Holders	—	—

	Total	100.00%	$35,000,000.00

		Level Two Distributions
		From	To

		$35,000,000.01	$56,250,000.00

	AB Members	82.35%	$17,499,999.99
Level 2	Tier 1 Profits Holders	17.65%	3,750,000.00
	Tier 2 Profits Holders	—	—
	Tier 3 Profits Holders	—	—

	Total	100.00%	$21,249,999.99

		Level Three Distributions
		From	To

		$56,250,000.01	$79,375,000.00

	AB Members	75.68%	$17,499,999.99
Level 3	Tier 1 Profits Holders	16.22%	3,750,000.00
	Tier 2 Profits Holders	8.11%	1,875,000.00
	Tier 3 Profits Holders	—	—

	Total	100.00%	$23,124,999.99

		Level Four Distributions
		Above	$79,375,000.00

	AB Members	70.00%	$26,104,166.68
Level 4	Tier 1 Profits Holders	15.00%	5,593,750.00
	Tier 2 Profits Holders	7.50%	2,796,875.00
	Tier 3 Profits Holders	7.50%	2,796,875.00

	Total	100.00%	$37,291,666.69

		Total $	%

	AB Members	$96,104,166.66	82.37%
Total	Tier 1 Profits Holders	13,093,750.00	11.22%
	Tier 2 Profits Holders	4,671,875.00	4.00%
	Tier 3 Profits Holders	2,796,875.00	2.40%

	Total	$116,666,666.67	100.00%

IF IRR hurdles are not met for Tier 2 and Tier 3 above, then all amounts above the Level One threshold will be allocated as per the Level Two percentages until the IRR hurdle is met. Thereafter, all amounts will be allocated as per the appropriate Distribution Level.

Annex 2

EDC
Profit Distribution Waterfall
Example with a $60 Million Capital Contribution from GEI

Total Initial GEI and Class B Capital Contribution	$60,000,000.00

		Level One	Level Two	Level Three	Level Four
	Gross %	Pro Rata %	Pro Rata %	Pro Rata %	Pro Rata %

Class A & B Members (“Class AB”)	70.0%	100.00%	82.35%	75.68%	70.00%
Tier 1	15.0%	—	17.65%	16.22%	15.00%
Tier 2	7.5%	—	—	8.11%	7.50%
Tier 3	7.5%	—	—	—	7.50%

Total	100.00%	100.00%	100.00%	100.00%	100.00%

Calculation of Distribution Strike Prices

Tier 1:
Total Capital Contribution	$60,000,000.00
divided by Class AB	82.35%

Level Two Pro Rata %	$72,857,142.86
minus Total Capital Contribution	(60,000,000.00)

$12,857,142.86
multipled by Factor	1.00x

equals Tier 1 Distribution Strike	$12,857,142.86

	Tier 2:	Tier 3:

Tier 1 Distribution Strike	$12,857,142.86	$12,857,142.86
Multiplied by 50%	50.0%	50.0%
Multiplied by Factor	1.50x	2.00x

Distribution Strike	$9,642,857.14	$12,857,142.86

Calculation of Threshold Amount

Level One:
Tier 1 Distribution Strike	$12,857,142.86
divided by Tier 1 Level Two Pro Rata %	17.65%

Sub total	$72,857,142.86
minus Tier 1 Distribution Strike	(12,857,142.86)

Level One Threshold Amount	$60,000,000.00

Level Two:
Tier 2 Distribution Strike	$9,642,857.14
divided by Tier 2 Level Three Pro Rata %	8.11%

Sub total	$118,928,571.43
minus Tier 1 Distribution Strike	(12,857,142.86)
minus Tier 2 Distribution Strike	(9,642,857.14)

Level Two Threshold Amount	$96,428,571.43

Level Three
Tier 3 Distribution Strike	$12,857,142.86
divided by Tier 3 Level Four Pro Rata %	7.50%

Sub total	$171,428,571.43
minus Tier 1 Distribution Strike	(12,857,142.86)
minus Tier 2 Distribution Strike	(9,642,857.14)
minus Tier 3 Distribution Strike	(12,857,142.86)

Level Three Threshold Amount	$136,071,428.57

Level Four
All amounts above Level Three

Annex 2

Total Entertainment Distribution Company LLC Distribution	$200,000,000.00
Total GEI and Class B Ownership	100.0%

Value of Distribution	$200,000,000.00

Distribution Waterfall Allocation:
		Level One Distributions
		From	To

		$—	$60,000,000.00

	Level 1
	AB Members	100.00%	$60,000,000.00
Level 1	Tier 1 Profits Holders	—	—
	Tier 2 Profits Holders	—	—
	Tier 3 Profits Holders	—	—

	Total	100.00%	$60,000,000.00

		Level Two Distributions
		From	To

		$60,000,000.01	$96,428,571.43

	Level 2
	AB Members	82.35%	$29,999,999.99
Level 2	Tier 1 Profits Holders	17.65%	6,428,571.43
	Tier 2 Profits Holders	—	—
	Tier 3 Profits Holders	—	—

	Total	100.00%	$36,428,571.42

		Level Three Distributions
		From	To

		$96,428,571.44	$136,071,428.57
	Level 3
	AB Members	75.68%	$29,999,999.99
Level 3	Tier 1 Profits Holders	16.22%	6,428,571.43
	Tier 2 Profits Holders	8.11%	3,214,285.71
	Tier 3 Profits Holders	—	—

	Total	100.00%	$39,642,857.13

		Level Four Distributions
		Above	$136,071,428.57

	Level 4
	AB Members	70.00%	$44,750,000.01
Level 4	Tier 1 Profits Holders	15.00%	9,589,285.72
	Tier 2 Profits Holders	7.50%	4,794,642.86
	Tier 3 Profits Holders	7.50%	4,794,642.86

	Total	100.00%	$63,928,571.45

	Total	Total $	%

	AB Members	$164,750,000.00	82.37%
Total	Tier 1 Profits Holders	22,446,428.57	11.22%
	Tier 2 Profits Holders	8,008,928.57	4.00%
	Tier 3 Profits Holders	4,794,642.86	2.40%

	Total	$200,000,000.00	100.00%

IF IRR hurdles are not met for Tier 2 and Tier 3 above, then all amounts above the Level One threshold will be allocated as per the Level Two percentages until the IRR hurdle is met. Thereafter, all amounts will be allocated as per the appropriate Distribution Level.